                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 23, 2003

                       LONE STAR STEAKHOUSE & SALOON, INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                         0-19907                    48-1109495
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(State or other jurisdiction         (Commission             (IRS Employer
 of incorporation)                   File Number)            Identification No.)

       224 East Douglas, Suite 700, Wichita, KS                       67202
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       (Address of principal executive offices)                    (zip code)

Registrant's telephone number, including area code: (316) 264-8899
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                                       N/A
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         (Former name or former address, if changed since last report.)

Item 5. Other Events and Required FD Disclosure.
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         On  December  23,  2003,  Lone  Star  Steakhouse  & Saloon,  Inc.  (the
"Company") issued a press release  announcing that the Company has completed its previously  authorized repurchase of 2.2 million shares of its common stock, and that its Board of Directors has approved the  repurchase by the Company of up to an additional 10% of the outstanding shares of the Company. The press release is being filed as an exhibit to this Form 8-K.

Item 7.     Financial Statements and Exhibits.
            ---------------------------------

(c)         Exhibits

            Exhibit No.             Exhibits
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               99.1                 Press Release dated December 23, 2003.

                                   SIGNATURES
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         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      LONE STAR STEAKHOUSE & SALOON,
                                      INC.

Dated: December 23, 2003              By:   /s/ John D. White
                                         ---------------------------------------
                                         Name:    John D. White
                                         Title:   Executive Vice President